                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                    Caraco Pharmaceutical Laboratories, Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT
                                      2004

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                                                                  April 29, 2004

Dear Shareholder,

We invite you to attend our 2004 Annual Meeting of Shareholders at 10:00 a.m., Eastern Daylight Saving Time, on June 7, 2004 at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan.

The annual report, which is enclosed, summarizes Caraco's major developments during 2003 and includes the 2003 financials.

Whether or not you plan to attend the Meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICES ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD.

                                                     Sincerely,

                                                     Jitendra N. Doshi
                                                     Chief Executive Officer

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Date:  June 7, 2004
Time:  10:00 a.m., Eastern Daylight Saving Time
Place: The Hotel St. Regis
       Detroit, Michigan 48202

We invite you to attend the Caraco Pharmaceutical Laboratories, Ltd. Annual Meeting of Shareholders to:

         1. Elect three directors for three-year terms expiring in 2007 and upon the election and qualification of their successors.

         2. Transact any other business that is properly submitted before the Annual Meeting or any adjournment(s) of the Meeting.

The record date for the Meeting is April 26, 2004 (the "Record Date"). Only shareholders of record at the close of business on that date can vote at the Annual Meeting. Caraco is mailing this Notice of Annual Meeting to those shareholders.

A proxy statement, proxy card and an annual report are enclosed with this Notice. Whether or not you plan to attend the Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card.

A list of shareholders who can vote at the Annual Meeting will be available for inspection by shareholders at the Meeting and for ten days prior to the Meeting during regular business hours at the offices of Caraco, 1150 Elijah McCoy Drive, Detroit, MI 48202.

                                            By Order of the Board of Directors,

                                            Jitendra N. Doshi
                                            Chief Executive Officer

April 29, 2004

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS....................................................................................                 1

PROPOSAL 1 -- ELECTION OF DIRECTORS......................................................................                 4

NOMINEES FOR DIRECTORS' TERMS EXPIRING 2007..............................................................                 4

INCUMBENT DIRECTORS' TERMS EXPIRING 2006.................................................................                 5

INCUMBENT DIRECTORS' TERMS EXPIRING 2005.................................................................                 6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS..........................................................                10

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS...........................................................                11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..................................................                13

TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL HOLDERS OF CARACO...................                14

EXECUTIVE OFFICERS.......................................................................................                15

REPORT ON EXECUTIVE COMPENSATION.........................................................................                15

COMPENSATION OF EXECUTIVE OFFICERS.......................................................................                16

PERFORMANCE GRAPH........................................................................................                19

RELATIONSHIP WITH INDEPENDENT AUDITORS...................................................................                20

AUDIT COMMITTEE CHARTER..................................................................................        APPENDIX A

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                             1150 ELIJAH MCCOY DRIVE
                             DETROIT, MICHIGAN 48202

                              2004 PROXY STATEMENT

                              QUESTIONS AND ANSWERS

1.   Q: What is a proxy?

     A: A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Caraco's Board of Directors is soliciting this proxy. You may also abstain from voting.

2.   Q: What is a proxy statement?

     A: A proxy statement is the document the United States Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote on the proxy card. Caraco's proxy statement, together with its enclosed proxy card, was first mailed to shareholders on or about May 5, 2004.

3.   Q: Who can vote?

     A: Only holders of Caraco's common stock at the close of business on April 26, 2004, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock on each matter presented for a vote at the Meeting.

4.   Q: What will I vote on at the Meeting?

     A:   At the Annual Meeting, shareholders will vote to:

          1. Elect three directors for three-year terms expiring in 2007 and upon the election and qualification of their successors.

          2. Transact any other business that is properly submitted before the Annual Meeting or any adjournment(s) of the Meeting.

5.  Q: How does the Board of Directors recommend I vote on the proposal?

     A: The Board of Directors recommends a vote "FOR" all of the nominees listed in Proposal 1.

6.  Q: How can I vote?

     A: You can vote in person or by proxy. To vote by proxy, sign, date and return the enclosed proxy card. If you return your signed proxy card to American Stock Transfer before the

          Annual Meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

          1. giving written notice of revocation to the Chief Executive Officer of Caraco at 1150 Elijah McCoy Drive, Detroit, MI 48202;

          2.   submitting another proxy that is properly signed and later dated;

          3. voting in person at the Meeting (but only if the shares are registered in Caraco's records in the name of the shareholder and not in the name of a broker, dealer, bank or other third party);

7.  Q: What is a quorum?

     A: There were 24,577,828 shares of Caraco's common stock outstanding on the Record Date. A majority of the outstanding shares, or 12,288,915 shares, present or represented by proxy, constitutes a quorum. For purposes of a quorum, abstentions and broker non-votes are included. A broker non-vote is a proxy a broker submits that does not indicate a vote for some or all the proposals because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on those proposals. A quorum must exist to conduct business at the Annual Meeting.

8.  Q: How does voting work?

     A: If a quorum exists, each director must receive the favorable vote of a majority of the shares voted, excluding abstentions and broker non-votes, present in person or represented by proxy.

          Caraco will vote properly executed Proxies it receives prior to the Meeting in the way you direct. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY INSTRUCTIONS, THE SHARES REPRESENTED BY PROXIES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS. No other matters are currently scheduled to be presented at the Meeting. If any matter or matters are properly brought before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxy card as they determine.

9.  Q: Who pays for the costs of the Meeting?

     A: Caraco pays the cost of preparing and printing the proxy statement and soliciting proxies. Caraco will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone. Caraco will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of Caraco's common stock.

10. Q: When are shareholder proposals for the 2005 Annual Meeting due?

     A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to the Chief Executive Officer, Caraco Pharmaceutical Laboratories, 1150 Elijah McCoy Drive, Detroit, Michigan 48202, before December 30, 2004.

11. Q: How may a shareholder communicate with the Board of Directors?

     A: Shareholders may communicate with the Board of Directors or any member of the Board of Directors by sending a letter addressed to the Board of Directors, c/o Michael Perry, Human Resources Manager, at 1150 Elijah McCoy Drive, Detroit, Michigan 48202. The Board of Directors' policy is to have all shareholder communications compiled by the Human Resources Manager and forwarded directly to the Board or the director as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Directors reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

ELECTION OF BOARD OF DIRECTORS

Caraco's Board of Directors is divided into three classes with each class of directors elected to a three-year term of office. At each annual meeting of shareholders, shareholders elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on three candidate directors. Based on the recommendation of the Board of Directors, the following individuals, each of whom is a current director, are recommended for re-election: William C. Brooks, Timothy S. Manney and Sudhir Valia. Messrs. Brooks and Manney were appointed to the Board in January and March 2004. Each of the nominees has consented to his nomination and has agreed to serve as a director of Caraco if elected.

If any director is unable to stand for re-election, Caraco may vote the shares to elect any substitute nominee recommended by the Board of Directors. If the Board of Directors does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

Caraco's Board of Directors recommends a vote "FOR" these nominees.

                   NOMINEES FOR DIRECTORS' TERMS EXPIRING 2007

                                        Principal Occupation and Business
                                          Experience During Past 5 Years            Director
    Nominees        Age                       and other Directorships                 Since
    --------        ---    -----------------------------------------------------    --------
William C. Brooks   70     Mr. Brooks has served as a director since January         2004
                           2004. Since 2002, Mr. Brooks has been the President
                           and CEO of United American Healthcare Corporation
                           where he has also served as Chairman of the Board
                           since 1998. Mr. Brooks is currently a director of
                           Covansys Corporation. In 2001, Mr. Brooks retired as
                           Chairman of The Brooks Group International, a human
                           resource and workforce development firm. He retired
                           as Vice President of Corporate Affairs of General
                           Motors in 1997 where he had served for 25 years in
                           various positions. Mr. Brooks was nominated by
                           President Clinton and served from February 1995 to
                           January 1998 on the Social Security Advisory Board.
                           Mr. Brooks was nominated by President Bush and served
                           from July 1989 to November 1990 as the Assistant
                           Secretary of Labor for the Employment

                           Standards Administration.

Timothy S. Manney   45     Since May 2002, Mr. Manney has been President and          2004
                           Director of Synova, Inc. (a privately-held
                           information technology staffing and creative -
                           services consulting firm). From 1990 to May 2002, Mr.
                           Manney served as the Chief Financial Officer of
                           Covansys Corporation (a publicly-held information
                           technology solutions company).

Sudhir Valia        47     Mr. Valia has worked for Sun Pharmaceutical                1997
                           Industries, Limited ("Sun Pharma") as a full time
                           director responsible for finance, commercial,
                           operations, projects and quality control since
                           December 1993. Prior to then, Mr. Valia was a
                           chartered accountant in private practice. Mr. Valia
                           is a qualified chartered accountant in India. Mr.
                           Shanghvi is Mr. Valia's brother-in-law.

                    INCUMBENT DIRECTORS' TERMS EXPIRING 2006

                                     Principal Occupation and Business
                                       Experience During Past 5 Years               Director
    Nominees        Age                     and other Directorships                  Since
    --------        ---    -----------------------------------------------------    --------
Dilip S. Shanghvi   48     Mr. Shanghvi has served as Chairman of the Board of       1997
                           Directors of Caraco since 1997. Mr. Shanghvi is the
                           founder of Sun Pharma, its Managing Director since
                           its inception in 1993, responsible for marketing,
                           research and development and human resource
                           development, and its Chairman since 1999. Mr. Valia
                           is Mr. Shanghvi's brother-in-law.

Jitendra N. Doshi   53     Mr. Doshi has been the Chief Executive Officer of          2001
                           Caraco since September 2003 and the Chief Financial
                           Officer since November 2002. Mr. Doshi commenced
                           employment with Caraco as its Senior Vice President -
                           Commercial in April 2001. From September 1999 to
                           April 2001, Mr. Doshi was employed by Sun Pharma as
                           General Manager - Operations. From 1991 to 1999, Mr.
                           Doshi was Managing Director of Aqua Bearing Ltd., an
                           auto parts manufacturer organized under the laws of
                           the Commonwealth of India.

                    INCUMBENT DIRECTORS' TERMS EXPIRING 2005

                                    Principal Occupation and Business
                                      Experience During Past 5 Years                Director
   Nominees         Age                  and other Directorships                     Since
   --------         ---    -----------------------------------------------------    --------
Sailesh T. Desai    49     Mr. Desai has served as a full time director of Sun        2000
                           Pharma, since 1999, responsible for domestic
                           marketing of pharmaceutical formulations. From 1994
                           to 1998, Mr. Desai was the principal shareholder and
                           Managing Director of Milmet Laboratories, Pvt. Ltd.,
                           a manufacturer and marketer of ophthalmic solutions
                           which was organized under the laws of the
                           Commonwealth of India and merged into Sun Pharma in
                           1998.

Georges Ugeux       58     In October 2003, Mr. Ugeux founded Galileo Global         2004
                           Advisors LLC (a company offering strategic advice on
                           international business development). From September
                           1996 to October 2003, Mr. Ugeux was a Group Executive
                           Vice President, International and Research and a
                           member of the Office of the Chief Executive of NYSE.
                           From 1995 until September 1996, Mr. Ugeux served as
                           President of the European Investment Fund. From 1992
                           until 1995, Mr. Ugeux was President of Kidder,
                           Peabody Europe as well as Managing Director while
                           serving as a member of the Managing Committee of the
                           Board of Directors of Kidder, Peabody Inc. From 1988
                           until 1992, Mr. Ugeux was Group Finance Director at
                           Societe Generale de Belgique, a Belgian diversified
                           industrial and financial conglomerate.

COMMITTEES AND MEETINGS OF DIRECTORS

During 2003, the Board of Directors met 4 times. All of our directors attended at least 75% of the meetings of the Board and the committees on which they served, except for Messrs. Desai, Shanghvi and Valia. The Board of Directors encourages Board members to attend each Annual Meeting of Shareholders. At the 2003 Annual Meeting of Shareholders, 5 of the Caraco directors were in attendance.

The Board of Directors is fixed at seven members. Three of such directors are independent under Amex listing standards currently in effect. Unless a company is a "controlled company" under Amex regulations, a majority of its Board of Directors must be independent. As a result of

Sun Pharma owning more than a majority of the outstanding voting shares, Caraco is a controlled company under Amex regulations and is therefore not required to have a majority of independent directors on its Board.

The Board maintains three standing committees: audit, compensation and independent. These are described below.

Audit Committee. The Audit Committee is responsible for selecting, evaluating, retaining and, where appropriate, replacing Caraco's independent auditors. Generally, the Audit Committee monitors the integrity of Caraco's financial statements and the independence and qualifications of the independent auditors. The Audit Committee is governed by a written charter, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee's responsibilities are described in more detail in such charter. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee held three meetings in 2003. The current members of the Audit Committee are Mr. Brooks, Mr. Manney and Mr. Ugeux. Mr. Brooks is the committee's Chairman. Each of these members is independent under Section 121(A) of Amex listing standards currently in effect. The Board of Directors has determined that Mr. Manney is an audit committee financial expert.

Compensation Committee. The Compensation Committee oversees Caraco's policies and programs for the compensation of its officers. The Committee is to review and approve the compensation of the officers at least annually and report its actions to the Board of Directors. The Compensation Committee is also responsible for the review and approval of compensation programs for officers and employees, including fringe benefits and stock options and/or bonuses, as may be from time to time recommended by management. Grants of options or other awards under Caraco's 1999 Equity Participation Plan are made by the two "non-employee directors" as defined by 16b-3 who are also "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee held two meetings during 2003. The Compensation Committee currently consists of Messrs. Brooks, Shanghvi and Ugeux. Mr. Shanghvi serves as the Chairman. Under Amex regulations, controlled companies, such as Caraco, are not required to have compensation committees consisting solely of independent directors. Two of the three directors, Messrs. Brooks and Ugeux, are independent.

Independent Committee. The Independent Committee was established to negotiate a products agreement between Caraco and Sun Pharma Global, Inc. ("Sun Global"), a wholly-owned subsidiary of Sun Pharma. In 2004, the Independent Committee approved an amendment to such products agreement, permitting the products to be selected by management based upon objective criteria developed by management and approved by the Independent Committee. Management is required to provide to the Independent Committee or to the independent directors following the selection of products under the products agreement, a list of the products selected and a certification that the products have satisfied the objective criteria. The Independent Committee currently consists of Messrs. Brooks, Manney and Ugeux. Mr. Ugeux serves as the Chairman.

NOMINATION OF DIRECTORS

The Board of Directors has not established a formal nominating committee as the entire Board serves in this capacity. Under Amex regulations, a controlled company is not required to establish a formal nominating committee. The Board of Directors has not maintained a formal nominating committee because the Board of Directors feels that it is not necessary since the size of the Board is relatively small.

While the Board has not established a formal committee, in the past the Board has asked one or two of its directors to meet with a number of candidates and to make recommendations to the full Board. The Board may utilize a variety of methods for identifying potential nominees, including considering potential candidates who come to their attention through current officers, directors, Caraco's professionals, professional search firms or other persons. Once a potential nominee has been identified, the Board evaluates whether the nominee has the appropriate skills and characteristics to become a director in light of the then make-up of the Board of Directors. This assessment includes an evaluation of the candidate's judgment and skills, such as experience at a policy setting level, financial sophistication, leadership and objectivity. At a minimum, the Board of Directors believes that all members of the Board should have the highest professional and personal ethics and values. Messrs. Brooks, Manney and Ugeux were appointed to the Board during the first quarter of 2004. Messrs. Brooks and Manney were recommended to the Company by its outside professionals, and Mr. Ugeux was recommended to the Company by the Chairman of the Board of Caraco.

The Board of Directors considers stockholder nominations for candidates for membership on the Board when properly submitted in accordance with Company's bylaws. The Company's bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors if timely notice of such shareholder's intent has been given in writing to the Secretary or an Assistant Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company's proxy statement is released to shareholders in connection with the previous year's annual meeting. Each such notice shall set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a shareholder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent that each nominee to serve as a director of the Company is so elected.

REPORT OF THE AUDIT COMMITTEE

Management is primarily responsible for the financial statements and the reporting process. The independent auditors are responsible for performing an audit of Caraco's financial statements in accordance with generally accepted auditing standards and for expressing an opinion on those financial statements based on their audit. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on Form 10-KSB with Caraco's management and its independent auditors.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Caraco's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

                                          The Audit Committee

                                          William C. Brooks (Chairman)
                                          Timothy S. Manney
                                          Georges Ugeux

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics (the "Code") applicable to its directors, officers and employees. A copy of the Code is available at no charge by contacting the Human Resources Manager, Michael Perry, at 1150 Elijah McCoy Drive, Detroit, MI 48202, or by telephone: (313) 871-8400 or by email: mperry@caraco.com.

COMPENSATION OF DIRECTORS

Directors who are employees of Caraco or who are directors and/or employees of Sun Pharma and its affiliates do not receive additional compensation for their service on the Board of Directors and its Committees. During 2003, each non-employee director of Caraco received 1000 shares of common stock of Caraco for each Board of Directors or Committee meeting in which he or she participated. Non-employee directors were also reimbursed for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. In January 2004, the Board of Directors changed the compensation of the non-employee directors to provide that each non-employee director shall receive an annual retainer of $12,000, a fee of $1,500 for each attended Board and Committee meeting (with $500 extra for the chairman of the Committee), a one time grant of 3,000 stock options upon initial election and an annual grant of 1,500 stock options on each anniversary date of election. No additional Committee fees are paid if the Committee meets on the same day as the Board meets.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Caraco provide information about any shareholder who beneficially owns more than 5% of Caraco's common stock. The following table provides the required information, as of April 26, 2004, about the shareholders (who are not officers or directors) known to Caraco to be the beneficial owner of more than 5% of Caraco's common stock. Caraco relied solely on information furnished by its transfer agent and Schedule 13Ds.

         AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP AS OF APRIL 26, 2004

Name and Address of                 Amount and Nature of      Percent
 Beneficial Owner                   Beneficial Ownership      of Class
----------------------------------------------------------------------
 Sun Pharma.                             16,868,680(1)         63.1%
 SPARC
 Akota Road, Akota
Vadodara, 390 020 India

------------------

(1) Sun Pharma directly owns 11,834,957 shares of common stock of Caraco and beneficially owns 3,354,657 shares registered in the name of Sun Global, whose address is Akara Building, 24 DeCastro Street, Wickhams Clay 1 Road, Town Tartola, British Virgin Islands. Sun Pharma also beneficially owns 1,679,066 currently exercisable stock options. See footnote 2 under "Security Ownership of Management and Directors."

         Pursuant to a stock purchase agreement and various option agreements dated January 18, 2004, between Sun Pharma and Jay F. Joliat and his affiliates, Sun Pharma acquired on February 4, 2004 and on January 30, 2004, 1,900,000 shares of common stock and rights to acquire options for 1,329,066 shares of common stock, respectively. Pursuant to stock purchase agreements dated as of January 20, 2004 between Sun Pharma and David A. Hagelstein and his affiliates, Sun Pharma acquired on February 4, 2004, 1,052,291 shares of common stock and rights to acquire options for 350,000 shares of common stock. Mr. Joliat and Mr. Hagelstein are former directors of Caraco. In addition, on February 20, 2004, Sun Pharma acquired 500,000 shares of common stock from a single shareholder. The shares were acquired for $9.00 per share and the rights to the options were acquired for $9.00 less the exercise price of each option. The aggregate purchase price was approximately $42,815,000. Sun Pharma has disclosed that the source of the consideration for the purchase of the shares was from internal funds.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table contains information, as of April 26, 2004, about the number of shares of Caraco's common stock beneficially owned by incumbent directors, nominees and the executive officers named in the Summary Compensation Table presented in this Proxy Statement and by all current directors, nominees and executive officers as a group. The number of shares of common stock beneficially owned by each individual includes shares of common stock which the individual can acquire by June 26, 2004 through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares of common stock listed in the table.

                                         Amount and Nature of
Name of Beneficial Owner                 Beneficial Ownership           Percentage of Class
------------------------                 --------------------           -------------------
Jitendra N. Doshi(1)                           52,000(2)                           *

Dilip S. Shanghvi(3)                                0(4)                           *

Robert Kurkiewicz(1)                            8,013(5)                           *

William C. Brooks(6)                                0(7)                           *

Sailesh T. Desai(3)                                 0(4)                           *

Timothy S. Manney (8)                               0(7)                           *

Georges Ugeux(9)                                    0(7)                           *

Sudhir Valia(3)                                     0(4)                           *

Narendra N. Borkar(10)                        250,100                            1.0%

All current executive officers
   and directors as a group
   (8 persons)                                 60,013                              *

---------------------

*        Less than 1.0% of the outstanding shares

(1) The mailing address of each of these holders is 1150 Elijah McCoy Drive, Detroit, Michigan 48202.

(2) Includes stock options that are currently exercisable to purchase 50,000 shares of common stock.

(3) The mailing address of S. Desai, D. Shanghvi and S. Valia is Sun Pharmaceutical Industries Limited, SPARC, Akota Road, Akota, Vadodara - 390 020, India.

(4) Excludes 16,868,680 shares of common stock beneficially owned by Sun Pharma and its affiliates. (See footnote 1 under "Security Ownership of Certain Beneficial Owners" and "Transactions of Directors, Executive Officers and Certain Beneficial Holders of Caraco.") Messrs. Desai, Shanghvi and Valia are directors of, and Mr. Shanghvi, together with his associate companies, is also the majority shareholder of, Sun Pharma, and, therefore, may be deemed to share investment control over the shares of common stock held by Sun Pharma and its affiliates. Each of Messrs. Desai, Shanghvi and Valia disclaims beneficial ownership of the shares of common stock beneficially owned by Sun Pharma and its affiliates.

(5) Includes stock options that are currently exercisable to purchase 6,000 shares of common stock.

(6)      Mr. Brooks' mailing address is 1771 Seminole, Detroit, MI 48214.

(7) Granted 3,000 stock options at time of initial election as director, none of which are currently exercisable. See "Compensation of Directors."

(8) Mr. Manney's mailing address is c/o Synova, Inc., 50 West Big Beaver, Suite 460, Troy, MI 48084.

(9) Mr. Ugeux's mailing address is c/o Galileo Global Advisors, One Rockefeller Center, New York, New York, 10020.

(10)     Resigned as CEO and director in October 2003.

                      EQUITY COMPENSATION PLAN INFORMATION
                                    12-31-03

                                                                                Number of securities
                                                                               remaining available for
                              Number of securities to    Weighted-average    future issuance under equity
                              be issued upon exercise    exercise price of        compensation plans
                              of outstanding options,  outstanding options,      (excluding securities
       Plan category            warrants and rights.   warrants and rights.    reflected in column (a))
-----------------------------------------------------------------------------------------------------------
                                        (a)                    (b)                        (c)
-----------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders           260,200                 $1.01                   2,675,000
----------------------------------------------------------------------------------------------------------
 Equity compensation plans
  not approved by security
          holders                    1,876,666                 $2.17                       --
-----------------------------------------------------------------------------------------------------------
           Total                     2,136,866                 $2.03                   2,675,000
-----------------------------------------------------------------------------------------------------------

The equity compensation plan approved by security holders consists of the 1999 Equity Participation Plan. The Company's 1993 Stock Option Plan terminated in 2002 and no options remain outstanding as of December 31, 2003. Options under the 1999 Plan were generally granted as incentive stock options to employees (241,000) and as non-qualified stock options to former directors and consultants (28,200). See Note 1 for a description of 1,679,066 non-qualified stock options transferred by two former directors to Sun Pharma. The original grants of these options were not approved by security holders. The 1,679,066 stock options are all exercisable at exercise prices ranging from $0.68 to $3.50.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Caraco's directors, executive officers and persons who own more than ten percent of a registered class of Caraco's equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC not later than specified deadlines. To Caraco's knowledge, based solely on a review of the copies of such reports furnished to Caraco, all directors, executive officers and persons who own more than ten percent of Caraco's equity securities complied with applicable Section 16(a) filing requirements, except as follows: Narendra
N. Borkar a former executive officer and director of Caraco, filed a late report with respect to a sale of shares, David A. Hagelstein, a former director of Caraco, filed one late report with respect to shares acquired for service on the Board and its Committees; Dr. Phyllis Harrison-Ross, a former director of Caraco, filed two late reports with respect to shares acquired for service on the Board and with respect to the exercise of an option, and Jay F. Joliat, a former director of Caraco, filed a late report with respect to shares acquired for service on the Board and its Committees.

            TRANSACTIONS OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN
                          BENEFICIAL HOLDERS OF CARACO

The following discloses transactions during 2003, 2002 and 2001 and proposed transactions between Caraco and several of the incumbent directors, executive officers and security holders who beneficially hold in excess of five percent of our outstanding shares:

On November 21, 2002, we entered into a products agreement with Sun Global. Under the agreement, which was approved by our independent directors, Sun Global has agreed to provide us with 25 new generic drugs over a 5-year period. In exchange for each new generic drug transferred to us by Sun Global which passes a bioequivalency test, we shall issue Sun Global 544,000 shares of a newly created preferred stock

During 2003, Sun Global earned 544,000 preferred shares for one product transfer as provided under the November 2002 products agreement. During 2002, we issued to Sun Pharma 1,632,000 shares of our common stock for three product transfers under the former 1997 products agreement with Sun Pharma. During 2001, there were no product transfers.

During 2003, 2002 and 2001, we borrowed approximately $0.6 million, $1.4 million and $2.45 million, respectively, from Sun Pharma, and in 2003 we repaid the entire balance of all of our outstanding loans from Sun Pharma in the amount of approximately $10 million. Prior to April 1, 2001, the interest rate was 10%; thereafter it was 8%.

During 2003, 2002 and 2001, we purchased approximately $10.3 million , $2.4 million and $1.1 million, respectively, of our materials from Sun Pharma. We intend to continue to purchase raw materials from Sun Pharma in 2004.

During 2003, 2002 and 2001, Caraco purchased at Sun Pharma's cost, approximately $.51 million, $.31 million and $.26 million, respectively, of equipment from Sun Pharma. We intend to continue to purchase equipment from Sun Pharma in 2004.

We entered into two non-cancelable operating leases during 2000 with Sun Pharma to lease production machinery. The leases each require rental payments of $4,245 and expire during 2005.

On December 20, 2001, the Board of Directors granted to Jitendra N. Doshi a qualified stock option for 125,000 shares of Caraco's common stock at an exercise price of $1.25 per share. The options are exercisable at the rate of 20% per year commencing one year from the date of grant and may be exercised until December 20, 2007.

On June 4, 2001, the Board of Directors granted to Robert Kurkiewicz a qualified stock option for 10,000 shares of Caraco's common stock at an exercise price of $0.80 per share. The options are exercisable at the rate of 20% per year commencing one year from the date of grant and may be exercised until June 4, 2007.

                               EXECUTIVE OFFICERS

The following table provides information about Caraco's executive officer who is not a director.

                                                                                           Executive
                                                                                            Officer
     Name             Age                   Five-Year Business Experience                    Since
     ----             ---                   -----------------------------                  ---------
Robert Kurkiewicz     53       Commenced employment with Caraco as its Vice President --      1993
                               Quality Assurance in November 1993 and was promoted to
                               Sr. Vice President - Technical, October 1998.

                        REPORT ON EXECUTIVE COMPENSATION

The Company currently has only two executive officers, its CEO (since October
2003), who is also the CFO, and its Senior Vice President - Technical. Each has entered into four year employment agreements with the Company through December 31, 2006 and December 31, 2007, respectively, and which automatically renew for one-year periods thereafter. A former CEO resigned in October 2003 (see "Employment Agreements" below).

The key elements of the executives' compensation is a base salary, which may be adjusted annually, based on performance and other factors deemed reasonable by the Company, a bonus and stock options. In October 2003, the then members of the Compensation Committee increased the base salary of Mr. Doshi and Mr. Kurkiewicz as a result of the Company's turnaround (see "Employment Agreements" below). The Company has not had a history of paying bonuses to its executive officers, however, the Compensation Committee is expected to meet in June 2004 to consider whether or not to pay bonuses to executive officers for 2003.

Stock options serve as a long-term incentive plan for executive officers in that the grant of stock options is intended to align the executive officers long-term interests with those of the shareholders. Stock options provide Caraco's executive officers with the opportunity to purchase and maintain an equity interest in Caraco and to share in the appreciation of the value of the stock. The Company believes that stock options directly motivate an executive to maximize long-term stockholder value. The option grants also utilize vesting periods in order to encourage key employees to continue in the employ of Caraco.

                           COMPENSATION OF EXECUTIVE OFFICERS

The following table shows, as to the Chief Executive Officer, the former Chief Executive Officer and as to the other executive officer, whose salary exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to Caraco during the last three fiscal years:

                                 Annual Compensation                       Long Term Compensation
                                                                        Awards                  Payouts
                                                                             Securities             All Other
                                                Other Annual   Restricted    Underlying      LTP     Compen-
Name and Principal       Year  Salary    Bonus  Compensation  Stock Awards    Options     Payments   sation
    Position                     ($)      ($)       ($)           ($)           (#)          ($)       ($)
Jitendra N. Doshi        2003  134,758    (1)        0             0             0            0        4,560(2)
Chief Executive Officer  2002  109,769     0         0             0             0            0        4,560(2)
                         2001   71,817     0         0             0         125,000(3)       0        3,040(2)

Robert Kurkiewicz        2003  134,208    (1)        0             0             0            0        4,560(2)
Sr. Vice President       2002  127,492     0         0             0             0            0        4,560(2)
Technical                2001  122,400     0         0             0          10,000(4)       0     $  4,560(2)

Narendra N. Borkar(5)    2003  113,240     0         0             0             0            0      129,900(6)
                         2002  128,385     0         0             0             0            0        9,960(7)
                         2001  120,000     0         0             0             0            0        9,960(7)

(1) The Compensation Committee is expected to meet in June 2004 to determine bonuses, if any, for 2003.

(2) $380.00 per month was given for car allowance. Mr. Doshi commenced employment with Caraco in April 2001.

(3) A stock option of 125,000 was awarded to Mr. Doshi in December 2001. See "Transactions of Directors, Executive Officers and Certain Beneficial Owners of Caraco."

(4) A stock option of 10,000 was awarded to Mr. Kurkiewicz in June 2001. See "Transactions of Directors, Executive Officers and Certain Beneficial Owners of Caraco."

(5)      Former CEO; resigned October 2003.

(6) Includes severance of $121,080, $43,140 of which was paid in 2003, and $77,940 of which was paid in 2004. Also includes $5,400 contributed to his retirement account and $380 per month car allowance for nine months.

(7) $5,400 was contributed to Mr. Borkar for his retirement account and $380.00 per month was given for car allowance.

OPTION GRANTS IN LAST FISCAL YEAR

No stock options were granted in 2003 to the named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

The following table sets forth information for the named executive officers with regard to the aggregate stock options exercised during the year ended December 31, 2003, and the stock options held as of December 31, 2003.

                      Shares                  Number of Securities           Value of Unexercised
                     Acquired      Value     Underlying Unexercised     In-the-Money Options at FY-End
                        on       Realized     Options at FY-End (#)               ($) (2)
    Name             Exercise     ($)(1)    Exercisable/Unexercisable      Exercisable/Unexercisable
Jitendra N. Doshi           0            0      50,000 / 75,000              $   311,500 / 467,250

Robert Kurkiewicz      65,000   $  198,900       6,000 / 4,000               $    37,380 /  24,920

Narendra N. Borkar    350,000   $1,895,000            0/0                               0/0

(1) The value is based on the difference between the exercise prices and the closing sales prices on the dates of exercise.

(2) The value is based on the difference between the exercise prices and the closing sale price of Caraco's common stock on December 31, 2003.

EMPLOYMENT AGREEMENTS

Jitendra N. Doshi, the Chief Executive Officer of Caraco, entered into an employment agreement with Caraco dated August 30, 2002 in his capacity as Chief Operating Officer. The employment agreement provides Mr. Doshi with a salary at the rate of $129,800 annually and a car allowance of $380.00 per month. The employment agreement is for a term of five (5) years, commencing on January 1, 2002 and ending on December 31, 2006. The Agreement automatically renews for successive one-year periods unless terminated by Caraco or Mr. Doshi upon ninety
(90) days notice. In the event Caraco terminates Mr. Doshi without cause, he will receive base salary payments and his premium payments for health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest. In October 2003, Mr. Doshi became the Chief Executive Officer of Caraco and the Compensation Committee increased his salary to $150,000 annually.

Robert Kurkiewicz, the Senior Vice President - Technical, entered into a five-year employment agreement on November 22, 1993 which was amended on January 1, 1999 to extend the term until January 1, 2003 and which was further amended on August 30, 2002 to extend the term until December 31, 2007. The agreement, as amended, provides Mr. Kurkiewicz' with a salary of $129,800 per year and provides for a car allowance of $380.00 per month. The agreement provides that at the end of the term, it is renewable for successive one-year terms. In the event that Caraco terminates the agreement without cause, Mr. Kurkiewicz is entitled to receive monthly base salary payments and his premium payments for health insurance benefits for six (6) months from the date of termination. In addition, any stock options that would become available for exercise at the end of the year during which such termination occurred shall immediately vest. In October 2003, the Compensation Committee increased his salary to $136,500 annually.

Narendra N. Borkar, the former Chief Executive Officer of Caraco, entered into an employment agreement dated September 22, 1998. The employment agreement provided Mr. Borkar with a salary at the rate of $120,000 annually, a cash bonus in an amount up to 25% of the base salary contingent upon achievement of corporate objectives, a stock bonus of 50,000 shares of Caraco common stock, a stock option of 150,000 shares, at an exercise price of $.66 per share and a car allowance of $380.00 per month. On June 10, 2002, Mr. Borkar's salary was increased to $156,000 annually. In connection with his resignation, pursuant to an agreement dated October 2, 2003, the Company agreed to pay Mr. Borkar, as a retirement payment, his base salary through March 31, 2004, and certain health and other benefits, and agreed to accelerate the vesting of 40,000 of his stock options.

CHANGE IN CONTROL ARRANGEMENTS

Under our 1999 Equity Participation Plan, options granted under that plan will become fully exercisable following certain changes in control of our company, such as:

         - A person, other than Sun Pharma, becomes the owner of a majority of the outstanding shares of our company;

         - A public announcement is made of a tender or exchange offer by any person, other than Sun Pharma, for 50% or more of the outstanding shares of our company;

         - The shareholders of our company approve a merger or consolidation with any other corporation or entity, unless, following the merger, the shares outstanding immediately before the merger continue to represent a majority of the outstanding shares of the surviving entity immediately following the merger;

         - Where shareholders approve a plan of complete liquidation of our company or an agreement for the sale of disposition by the company of all or substantially all of the assets of our company; or

         -        Certain changes in the composition of our Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

As noted, Mr. Dilip S. Shanghvi is the Chairman of our Compensation Committee and the Chairman of the Board of Caraco, a non-executive position. Mr. Shanghvi is also the Managing Director of Sun Pharma. As disclosed above, Sun Pharma engages in a number of transactions with Caraco. See, "Transactions with Directors, Executive Officers and Certain Beneficial Holders of Caraco."

                                PERFORMANCE GRAPH

Set forth below is a line graph comparing the five-year cumulative total return among Caraco based on the market price of its common stock, the Amex Composite Index (U.S.) and the Amex Health Products and Services Index. The graph assumes $100 invested on December 31, 1998 in Caraco's common stock, the Amex Composite Index (U.S.) and the Amex Health Products and Services Index. The total return assumes the reinvestment of dividends.


                                  HEALTH
                                 PRODUCTS
                                    &
DATE      CARACO     AMEX US     Services
Dec-98       100      100          100
Dec-99       128      132          110
Dec-00        37      122          132
Dec-01       215      114          124
Dec-02       494       93           86
Dec-03     1,385      126          150

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

Rehmann Robson audited the financial statements of Caraco for the year ended December 31, 2003. The Audit Committee is in the process of evaluating Caraco's auditing requirements for 2004 and, accordingly, has not yet selected independent accountants to audit Caraco's financial statements for 2004. A representative of Rehmann Robson is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

Aggregate fees for professional services rendered for Caraco by Rehmann Robson as of the years ended December 31, 2003 and 2002 are set forth below. The aggregate fees included in the Audit category are fees billed for the fiscal years for the audit of Caraco's annual financial statements and review of quarterly financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

                           2003             2002
                           ----             ----
AUDIT FEES              $ 79,500          $ 70,200
AUDIT-RELATED FEES      $ 29,875          $ 39,015
TAX FEES                $ 15,450          $  8,650
ALL OTHER FEES          $      0          $      0
    TOTAL               $124,825          $117,865

         Audit Fees for the years ended December 31, 2003 and 2002 were for professional services rendered for the audits of the financial statements of Caraco, quarterly review of the financial statements included in Caraco's Quarterly Reports on Form 10-Q, or services that are normally provided by Rehmann Robson in connection with statutory and regulatory filings or engagements for such years.

         Audit-Related Fees for the years ended December 31, 2003 and 2002 were for assurance and related services by Rehmann Robson that are reasonably related to the performance of the audit or review of Caraco's financial statements.

         Tax Fees for the years ended December 31, 2003 and 2002 were for professional services rendered by Rehmann Robson for services related to tax compliance, tax advice and tax planning.

         None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

         POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         Pursuant to its charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

SHAREHOLDERS OF RECORD AS OF APRIL 26, 2004 ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 2003 ANNUAL REPORT TO THE SEC ON FORM 10-K. SHAREHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO JITENDRA
N. DOSHI, CHIEF EXECUTIVE OFFICER, CARACO PHARMACEUTICAL LABORATORIES, LTD, 1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202.

                                          Jitendra N. Doshi
                                          Chief Executive Officer

April 29, 2004

                                   APPENDIX A

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
                                AUDIT COMMITTEE
                                    CHARTER
             (APPROVED BY THE BOARD OF DIRECTORS ON APRIL 26, 2004)

PURPOSE

         The Committee is appointed by the Board of Directors to assist the Board in its oversight function by monitoring the following:

         1.       integrity of the Company's financial statements,

         2.       independent auditors' qualifications and independence,

         3. performance of the Company's corporate audit function and independent auditors, and

         4. compliance by the Company with legal and regulatory requirements.

         The Committee's responsibilities are principally of an oversight nature. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, including ensuring that the financial statements are accurate, complete, and stated in accordance with GAAP and, together with the other financial information included in the Company's public disclosures, fairly present the financial condition, results of operations, and cash flows of the Company. Management is also responsible for the Company's financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditors are responsible for planning and conducting an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with GAAP and reviewing the Company's quarterly financial statements.

         The Audit Committee and the other Committees of the Board, as applicable, will coordinate their compliance and risk oversight efforts to the extent necessary or appropriate to ensure the complete and proper exchange of information.

MEMBERSHIP

         The Committee shall be comprised of at least three Directors. Members shall be appointed and may be removed by the Board.

         The Committee shall meet the independence, financial literacy and expertise requirements of the American Stock Exchange, the requirements of
Section 10A(m)(3) of the

Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission ("SEC").

         Committee members shall not simultaneously serve on the audit committees of more than three other public companies.

MEETINGS AND OPERATION

         The Committee shall meet at least quarterly, and more frequently as it may determine advisable in light of its responsibilities as set forth in this Charter. The Committee Chair sets the agenda for each meeting and determines the length and frequency of meetings.

         The Committee shall meet periodically, in separate executive sessions with management, the internal auditors and the independent auditor. The Committee may request any officer or employee of the Company, outside counsel or the independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Committee shall determine how to best operate, including whether to delegate any responsibilities to subcommittees.

         The Committee shall operate in full compliance with the American Stock Exchange requirements for audit committees and other applicable laws and regulations.

INDEPENDENT AUDITOR

         The independent auditor shall report directly to the Committee. The Committee has the sole authority and responsibility to select, appoint, evaluate, retain, and, where appropriate, replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

MEMBER COMPENSATION

         No Committee member shall accept, directly or indirectly, any consulting, advisory or other compensatory fees from the Company, except for the member's fees for services as a Director and member of the Committee and any other Committees of the Board.

RESPONSIBILITIES

         In carrying out its purposes, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. In carrying out its purposes, the following should be considered within the responsibilities and authority of the
Committee:

         1. Select Independent Auditors. Select the independent auditors annually.

2.                Matters Concerning the Independence of Independent Auditors.
                  Ensure that the Committee receives from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1 (See attached summary) delineating all relationships between the independent auditors and the Company; the Committee shall discuss with the independent auditors their independence, including any disclosed relationships or services that may impact the auditors' objectivity and independence. If deemed appropriate by the Committee, the Committee may recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of their independence.

                  Confirm with the independent auditors that the independent auditors are in compliance with the partner rotation requirements established by the SEC.

                  Set policies for the Company's hiring of employees or former employees of the independent auditor.

                  Preapprove permitted non-audit services and all audit, review or attest engagements required under the securities laws to be rendered by the independent auditors (including the fees and terms thereof). Alternatively, the Company may enter into engagements to render such services pursuant to pre-approval policies and procedures established by the Audit Committee; provided, that such policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include the delegation of Audit Committee responsibilities under the Exchange Act to management. Moreover, the pre-approval requirement for permissible non-audit services shall be waived under certain circumstances described in Section 10A of the Exchange Act.

         3. Review Quality Control Process of Independent Auditor. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Present the conclusions of its review with respect to the independent auditors to the Board.

         4. Review Audit Plan. Review with the independent auditors their plans for, and the scope of, their annual audit.

         5. Conduct of Audit. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (see attached summary) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work and management's response, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         6. Review Audit Results. Review with the independent auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, and the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 100.

         7. Review Annual Financial Statements. Review and discuss with management and the independent auditors the audited financial statements and the disclosures to be made in management's discussion and analysis. Based on the foregoing, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

         8. Review Quarterly Financial Results. Review and discuss with management the Company's earnings releases (paying particular attention to any use of "pro-forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (this may be done generally and need not occur in advance of each earnings release or each instance in which the Company may provide earnings guidance).

         9. Review Quarterly Financial Statements. Review and discuss with management and the independent auditor the quarterly financial statements and the disclosures to be made in the MD&A prior to filing the 10-Q. Discuss with the independent auditors their review of the quarterly financial statements.

         10. Financial Reporting Issues and Judgments: Related Matters. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

                  Review and discuss reports from the independent auditors on:

                  (a) All critical accounting policies and practices to be used.

                  (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                  (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

                  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         11. Review Internal Audit Program. To the extent that the Company utilizes internal auditors, the internal auditors shall report to the Committee and the Committee shall review and discuss with the internal auditors, the internal audit function, the internal auditors' budget, staffing, and reporting obligations, the proposed audit plan for the coming year, the coordination of that proposed audit plan with the Company's independent auditors, the results of the internal audit and a specific review of any significant issues.

         12. Complaints Regarding Accounting and Auditing Matters. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         13. Review Systems of Internal Accounting Controls. Review with management, the senior corporate auditing manager and the independent auditors the adequacy of the Company's internal accounting controls that could significantly affect the Company's financial statements.

                  Review disclosures made to Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         14. Securities Exchange Act of 1934. Obtain assurance from the independent auditor that Section 10A(b) of the Securities Exchange Act of 1934 (see attached summary) has not been implicated

         15.      Legal Compliance and Risk Management Matters.

                  - At least annually, the Committee will meet with the management to review compliance with laws and regulations, including material reports or inquiries received from governmental agencies and material litigation.

                  - Review with the Company's counsel legal matters that may have a material impact on the financial statements and legal and compliance matters that involve financial reporting or SEC compliance.

                  - Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         16. Prepare Proxy Statement Report. Prepare the report of the Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

         17. Code of Business Conduct and Ethics. Confirm with management on at least an annual basis that the Company's Code of Business Conduct and Ethics has been communicated by the Company to all directors, officers and employees with a direction that all such persons certify that they have read and understood and will comply with the Code of Business Conduct and Ethics.

         18. Review Other Matters. Review such other matters in relation to the accounting, auditing, financial reporting and related compliance practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

         19. Board Reports. Regularly report its activities to the Board in such manner and at such times as it deems appropriate. The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the corporate auditors.

         20. Review Committee Performance. Annually review its own performance.

         21. Review Charter. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

         22. Related Party Transactions. Unless reviewed by a comparable body of the Board of Directors, review and provide oversight of all related party transactions.

ADVISORS

                  The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee may also utilize the services of the Company's regular legal counsel and other advisors to the Company.

FUNDING FOR INDEPENDENT AUDITORS AND ADVISORS

                  The Company shall provide for appropriate funding, as determined by the Committee, for payment of:

                  - compensation to the independent auditor for the purpose of rendering or issuing an audit report and for any other services approved by the Committee,

                  - compensation for any other advisors retained by the Committee, and

                  - ordinary administrative expenses that are necessary or appropriate in carrying out the Committee's duties.

AUDIT COMMITTEE CHARTER REFERENCE SHEET:

         1.       Independence Standards Board Standard No. 1

                  Under ISB Standard No. 1, at least annually, an auditor must
                  (1) disclose to the audit committee, in writing, all relationships between the auditor and its related entities that in the auditors' professional judgment may reasonably be thought to bear on independence, (2) confirm in the letter that, in its professional judgment, it is independent of the company, and (3) discuss the auditors' independence with the audit committee.

         2.       Statement on Accounting Standard No. 61

                  SAS No. 61 requires an independent auditor to communicate to the audit committee matters related to the conduct of the audit such as the selection of and changes in significant accounting policies, the methods used to account for significant unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit, and disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

         3.       Statement on Accounting Standards No. 100

                  SAS No. 100 requires an independent auditor to be satisfied that any significant matters identified as a result of interim review procedures have been brought to the attention of the audit committee, either by management or the auditor. If it is not possible for the auditor to make such communications prior to the filing, they should be made as soon as practicable thereafter.

         4.       Section 10A(b) of Securities Exchange Act of 1934

                  Section 10A(b) of the Securities Exchange Act of 1934, which is part of the Private Securities Litigation Reform Act of 1995, requires an independent auditor to inform management of, and assure that the audit committee is adequately informed with respect to, illegal acts that have come to the attention of the auditors in the course of their audits.

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CARACO PHARMACEUTICAL
                               LABORATORIES, LTD.

The undersigned hereby appoints Robert Kurkiewicz and Michael Perry, or either of them, each with power of substitution, to act as proxies for the undersigned, to represent the undersigned at the Annual Meeting of Shareholders ("Annual Meeting") of Caraco Pharmaceutical Laboratories, Ltd. ("Caraco") to be held at The Hotel St. Regis, 3071 W. Grand Blvd., Detroit, Michigan 48202 on Monday, June 7, 2004 at 10:00 a.m., Eastern Daylight Saving Time, and at any adjournment(s) thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all matters coming before the Annual Meeting, including the business identified on this Proxy and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 29, 2004 ("2004 Proxy Statement").

This revocable Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE ON AN EXECUTED PROXY, THIS PROXY WILL BE VOTED BY THE PROXIES "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN PROPOSAL 1. Discretionary authority is conferred by this Proxy with respect to certain matters as described in the 2004 Proxy Statement.

The undersigned acknowledges receipt of the 2004 Proxy Statement.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

        PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE


COMMENTS:

                        ANNUAL MEETING OF SHAREHOLDERS OF

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                  JUNE 7, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible

   - Please detach along perforated line and mail in the envelope provided. -

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.
        PLEASE SIGN, DATE AND RETURN THE ENVELOPE. PLEASE MARK IN BLUE OR
                          BLACK INK AS SHOWN HERE [X]

1.  The election of three directors.                           2.  To transact such other
                                                               business as may properly come before the
                                                               Annual Meeting or any adjournment(s) or
                                                               continuation thereof.

                                           NOMINEES:

[ ]  FOR ALL NOMINEES
                                      [ ]  William C. Brooks   Please be sure to sign and date this Proxy.

[ ]  WITHHOLD AUTHORITY
    FOR ALL NOMINEES                  [ ]  Timothy S. Manney   TO INCLUDE ANY COMMENTS, USE THE COMMENTS
                                                               BOX ON THE REVERSE SIDE OF THIS CARD.

[]   FOR ALL EXCEPT                   [ ]  Sudhir Valia
     (See instructions below)

INSTRUCTIONS To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]

To change the address on your account, please       [ ]
check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder_________ Date:__________   Signature of Shareholder___________  Date:_________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.